UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2006

HOLA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-137174
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

#103 – 3065 Beyer Boulevard, San Diego, CA 92154
(Address of principal executive offices and Zip Code)

619.690.2622
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

On November 28, 2006, we received notification of Peterson & Co., LLP, our independent registered public accounting firm, that Peterson has consummated a merger with Squar, Milner, Miranda & Williamson, LLP. Squar Milner, Miranda & Williamson, LLP, which is located in Newport Beach, California, is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is Squar, Milner, Peterson, Miranda & Williamson, LLP. We are required to file this Form 8-K as notification that Squar, Milner, Peterson, Miranda & Williamson, LLP succeeds Peterson & Co., LLP as the our independent registered auditor.

Our Board of Directors has approved the change of accountants to Squar, Milner, Peterson, Miranda & Williamson, LLP, an independent registered firm of Certified Public Accountants based on the merger.

During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants from Peterson & Co., LLP to Squar, Milner, Peterson, Miranda & Williamson, LLP, there were no disagreements with Peterson & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Peterson & Co., LLP for either of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals, except that Peterson & Co., LLP expressed in their report substantial doubt about our ability to continue as a going concern.

Squar, Milner, Peterson Miranda & Williamson, LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

We provided Peterson & Co., LLP with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Peterson & Co., LLP is filed as Exhibit 16.1 to this Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1 Letter dated January 4, 2007 from Peterson & Co., LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLA COMMUNICATIONS, INC.

By: /s/ Carlos Alfonso Bustamante

Carlos Alfonso Bustamante
President and CEO and Director
Date: January 16, 2007